SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     April 29, 1998
                                                 ----------------------

                         FIRSTCITY FINANCIAL CORPORATION
                         -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        Delaware                       1-7614                    76-0243729
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


6400 Imperial Drive, Waco, TX                                         76712
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


Registrant's telephone number, including area code       (254) 751-1750
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HOFS02...:\92\54892\0010\1612\FRM4298L.080
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.     OTHER EVENTS

            Press Release of April 29, 1998.

ITEM 7.     EXHIBITS



 Exhibit number    Description

      99.1         Press Release of April 29, 1998







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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRSTCITY FINANCIAL CORPORATION

                                   By: /s/ Gary H. Miller
                                       ---------------------------------
                                   Name:  Gary H. Miller
                                   Title:  Senior Vice President and
                                             Chief Financial Officer


Date:  April 29, 1998



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                                  EXHIBIT INDEX


 Exhibit number    Description
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      99.1         Press Release of April 29, 1998










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